UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2019

WILLIAM LYON HOMES

(Exact name of registrant as specified in its charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices and zip code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	WLH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 5, 2019, William Lyon Homes, a Delaware corporation (the “Company”), Taylor Morrison Home Corporation, a Delaware corporation (“Taylor Morrison”), and Tower Merger Sub, Inc., a Delaware corporation and a wholly owned, direct subsidiary of Taylor Morrison (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into, the Company (the “Merger”), with the Company continuing as the surviving entity in the Merger as a wholly owned, direct subsidiary of Taylor Morrison.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Class A common stock, par value $0.01 per share, of the Company (the “Company Class A Common Shares”), and each issued and outstanding share of Class B common stock, par value $0.01 per share, of the Company (the “Company Class B Common Shares,” and together with the Company Class A Common Shares,, the “Company Common Shares”), (excluding any shares (i) that are restricted Company Common Shares; (ii) held by any stockholder who properly demands and perfects his, her or its appraisal rights with respect to such shares; or (iii) owned directly by the Company (or any wholly owned subsidiary of the Company, Taylor Morrison or Merger Sub immediately prior to the Effective Time) will be converted into the right to receive and become exchangeable for (A) 0.8000 validly issued, fully paid and nonassessable shares (the “Stock Consideration”) of common stock, $0.00001 par value per share, of Taylor Morrison (“Taylor Morrison Shares”) and (B) $2.50 in cash, without any interest thereon (together with the Stock Consideration, the “Merger Consideration”). No fractional Taylor Morrison Shares will be issued in the Merger, and the Company stockholders will receive cash in lieu of any fractional shares.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding and unexercised stock option (each, a “Company Option”), whether vested or unvested, exercisable or not exercisable, of the Company will be substituted and converted by Taylor Morrison, granting an option (each, a “Taylor Morrison Option”) in substitution of such Company Option, to purchase a number of whole Taylor Morrison Shares (rounded down to the nearest whole share) equal to the product obtained by multiplying (i) the number of Company Common Shares subject to such Company Option immediately prior to the Effective Time by (ii) the sum (the “Equity Award Exchange Ratio”) of (x) 0.8000 and (y) the quotient obtained by dividing $2.50 by the volume weighted average per-share price of Taylor Morrison Shares during the ten full trading days ending on (and including) the trading day immediately preceding the Effective Time. The exercise price per share of such Taylor Morrison Option (rounded up to the nearest cent) will be equal to the quotient obtained by dividing (i) the exercise price per Company Common Share of such Company Option immediately prior to the Effective Time by (ii) the Equity Award Exchange Ratio. Following the Effective Time, such Company Options will be subject to the same vesting and acceleration of vesting terms and conditions as, and have other terms and conditions that are substantially similar to, those that applied to the Company Options immediately prior to the Effective Time.

In addition, at the Effective Time, (i) each outstanding award of restricted Company Common Shares (each, a “Company Restricted Stock Award”) and (ii) each outstanding performance stock unit award in respect of Company Common Shares (each, a “Company PSU Award”) will be substituted and converted by Taylor Morrison granting in substitution a corresponding award in respect of Taylor Morrison Shares (each, a “Taylor Morrison Award”), with the number of whole Taylor Morrison Shares underlying each such Taylor Morrison Award equal to (rounded down to the nearest whole share) the product obtained by multiplying (i) the number of Company Common Shares underlying such Company Restricted Stock Award or Company PSU Award, as applicable, immediately prior to the Effective Time (assuming that any performance-based vesting conditions applicable to such Company Restricted Stock Award or Company PSU Award, as applicable, for any performance period that has not been completed as of the Effective Time are achieved at target) by (ii) the Equity Award Exchange Ratio. Following the Effective Time, such Taylor Morrison Awards will have and will be subject to the same vesting and acceleration of vesting terms and conditions (other than any performance-based vesting conditions) as, and have other terms and conditions that are substantially similar to, those that applied to the corresponding Company Restricted Stock Award or Company PSU Award, as applicable, immediately prior to the Effective Time.

Pursuant to the Merger Agreement, at the Effective Time, the warrant held by Lyon Shareholder 2012, LLC related to Company Class B Common Shares (the “Class B Warrant”) will be substituted and converted by Taylor Morrison issuing a warrant (the “Taylor Morrison Warrant”) to be settled in Taylor Morrison Shares in substitution of the Class B Warrant exercisable for a number of whole Taylor Morrison Shares (rounded down to the nearest whole share) equal to the product obtained by multiplying (i) the number of Class B Company Common Shares subject to the Class B Warrant immediately prior to the Effective Time by (ii) the Equity Award Exchange Ratio. The exercise price per share of the Taylor Morrison Warrant (rounded up to the nearest cent) will be equal to the quotient obtained by dividing (i) the exercise price per Company Class B Common Share of the Class B Warrant immediately prior to the Effective Time by (ii) the Equity Award Exchange

Ratio. Following the Effective Time, the Taylor Morrison Warrant will be subject to substantially identical terms to those of the Class B Warrant immediately prior to the Effective Time, except that the Taylor Morrison Warrant will be exercisable on a net exercise basis.

The Merger Agreement also provides that Taylor Morrison and board of directors of Taylor Morrison (the “Taylor Morrison Board”) will take all actions necessary such that, at the Effective Time, the Taylor Morrison Board will include two individuals, mutually selected by the Company and Taylor Morrison, who are currently members of the board of directors of the Company (the “Company Board”). Subject to applicable law (including the fiduciary duties of the members of the Taylor Morrison Board), prior to the next annual meeting of Taylor Morrison’s stockholders following the Effective Time, Taylor Morrison will take all necessary action to cause the Taylor Morrison Board to nominate the two selected individuals for election at such annual meeting.

Taylor Morrison will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Form S-4”) in connection with the issuance of Taylor Morrison Shares in the Merger, which will include as a prospectus and a joint proxy statement relating to (i) the meeting of the Company’s stockholders to be held to vote on the adoption of the Merger Agreement and approval of the Merger and (ii) the meeting of Taylor Morrison’s stockholders to be held to vote on the issuance of Taylor Morrison Shares pursuant to the Merger.

The completion of the Merger is subject to the satisfaction or waiver of certain customary conditions, including (i) the adoption of the Merger Agreement and approval of the Merger by the Company’s stockholders (ii) the approval of the issuance of Taylor Morrison Shares pursuant to the Merger by Taylor Morrison’s stockholders, (iii) the absence of any law or order prohibiting the Merger, (iv) the effectiveness of the Form S-4 and the approval for listing on the NYSE of the Taylor Morrison Shares to be issued pursuant to the Merger, (v) the absence of a material adverse effect on the Company, (vi) the absence of a material adverse effect on Taylor Morrison, (vii) the delivery of an opinion stating that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code and (viii) certain other customary conditions relating to the parties’ representations and warranties in the Merger Agreement and the performance of their respective obligations. The Merger is not subject to any financing condition, and Taylor Morrison represents and warrants in the Merger Agreement that it will have at the Effective Time cash on hand and available borrowing capacity sufficient in the aggregate to fund all of its payment obligations under the Merger Agreement and in connection with the transactions contemplated thereby, including the Merger.

The Merger Agreement contains customary representations and warranties made by each of the Company and Taylor Morrison, and also contains customary pre-closing covenants, including covenants, among others, (i) by the Company and Taylor Morrison to operate their respective businesses, in all material respects, in the ordinary course consistent with past practice and to refrain from taking certain actions without the other party’s consent, (ii) by the Company not to initiate, solicit, knowingly facilitate or knowingly encourage and, subject to certain exceptions, not to participate in any discussions or negotiations with, any person making any proposal for an alternative transaction, (iii) by Taylor Morrison not to initiate, solicit, knowingly facilitate or knowingly encourage and, subject to certain exceptions, not to participate in any discussions or negotiations with, any person making any proposal for an alternative transaction, (iv) by the Company to call and hold a special stockholders meeting and, subject to certain exceptions, require the Company Board to recommend to the Company’s stockholders that they vote in favor of the adoption of the Merger Agreement and approval of the Merger, (v) by Taylor Morrison to call and hold a special stockholders meeting and, subject to certain exceptions, require the Taylor Morrison Board to recommend to its stockholders that they vote in favor of the issuance of Taylor Morrison Shares in the Merger, and (vi) by each of the Company, Taylor Morrison and Merger Sub to use reasonable best efforts to consummate the Merger and obtain governmental and third party approvals.

The Merger Agreement contains certain termination rights, including (i) in the event that the parties mutually agree to termination, (ii) for either of the Company or Taylor Morrison, if the Merger is not consummated on or before May 5, 2020, (iii) for either of the Company or Taylor Morrison, if any law or order permanently prohibits consummation of the Merger, (iv) for either of the Company or Taylor Morrison, if the requisite approval of the Company’s stockholders is not obtained, (v) for either of the Company or Taylor Morrison, if the requisite approval of Taylor Morrison’s stockholders is not obtained, (vi) for either of the Company or Taylor Morrison, if the other party is in breach of its respective representations and warranties or covenants under the Merger Agreement such that a closing condition is not satisfied (subject to notice and cure and other customary exceptions), (vii) for Taylor Morrison, if the Company Board changes its recommendation to the Company’s stockholders, (viii) for the Company, if the Taylor Morrison Board changes its recommendation to Taylor Morrison’s stockholders or (ix) for the Company, in order to enter into an agreement providing for a superior alternative transaction.

The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company may be required to pay to Taylor Morrison a termination fee equal to $18,000,000 in cash. In addition, if the Merger Agreement is terminated by either of the Company or Taylor Morrison because the requisite approval of the Company’s stockholders is not obtained, then the Company will be required to reimburse Taylor Morrison for all reasonable out-of-pocket fees and expenses incurred in connection with the negotiation of the Merger Agreement or the consummation of any of the transactions contemplated by the Merger Agreement, for an amount not to exceed $9,000,000 in cash. Such amount will be credited against any termination fee that becomes payable by the Company upon entry into an agreement for, or consummation of, certain alternative transactions within twelve months of termination of the Merger Agreement.

The Merger Agreement also provides that, in connection with the termination of the Merger Agreement under specified circumstances, Taylor Morrison may be required to pay to the Company a termination fee equal to $40,000,000 in cash. In addition, if the Merger Agreement is terminated by either of the Company or Taylor Morrison because the requisite approval of Taylor Morrison’s stockholders is not obtained, then Taylor Morrison will be required to reimburse the Company for all reasonable out-of-pocket fees and expenses incurred in connection with the negotiation of the Merger Agreement or the consummation of any of the transactions contemplated by the Merger Agreement, for an amount not to exceed $15,000,000 in cash.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Taylor Morrison. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by each of the Company and Taylor Morrison in connection with the signing of the Merger Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Taylor Morrison rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about the Company or Taylor Morrison.

Item 8.01	Other Events

Voting Agreement

Concurrently with the execution and delivery of the Merger Agreement, on November 5, 2019, Taylor Morrison, and William H. Lyon, Lyon Shareholder 2012, LLC and The William Harwell Lyon Separate Property Trust established July 28, 2000 (collectively, the “Lyon Stockholders”) entered into a voting agreement (the “Voting Agreement”). Pursuant to the terms of the Voting Agreement, the Lyon Stockholders agreed, among other things, to vote all issued and outstanding Company Common Shares currently held or thereafter acquired by the Lyon Stockholders (the “Lyon Shares”) in favor of the adoption of the Merger Agreement and against any proposal by third parties to acquire the Company, and to take certain other actions in furtherance of the transactions contemplated by the Merger Agreement, including consenting to the treatment of the Class B Warrant as contemplated by the Merger Agreement, in each case subject to the limitations set forth in the Voting Agreement. In the event that the Company Board changes its recommendation that the Company stockholders vote in favor of the adoption of the Merger Agreement and approval of the Merger, the Lyon Stockholders will only be required under the Voting Agreement to vote shares representing 30% of the aggregate voting power of the outstanding Company Common Shares in favor of the adoption of the Merger Agreement and approval of the Merger.

Subject to certain exceptions, the Voting Agreement prohibits certain transfers by the Lyon Stockholders of any of the Lyon Shares and certain other actions that would impair the ability of the Lyon Stockholders to fulfill their respective obligations under the Voting Agreement. The Voting Agreement also contains non-solicitation covenants with respect to alternative transactions generally similar to those contained in the Merger Agreement with respect to the Company.

The Voting Agreement also provides a six-month lock-up, from the Effective Time, on any Taylor Morrison Shares received by the Lyon Stockholders as consideration in the Merger, restricting the Lyon Stockholders from transferring or disposing of such Taylor Morrison Shares for such period (the “Lock-Up”).

The Voting Agreement will terminate automatically on the first to occur of (i) certain amendments or waivers of the Merger Agreement without the Lyon Stockholders’ prior consent, (ii) the Effective Time (with the exception of the obligations under the Lock-Up, which shall terminate six months after the Effective Time) and (iii) the termination of the Merger Agreement.

The foregoing description of the Voting Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 5, 2019, by and among Taylor Morrison Home Corporation, Tower Merger Sub, Inc. and William Lyon Homes.*

99.1

Voting Agreement, dated November 5, 2019, by and among Taylor Morrison Home Corporation, William H. Lyon, Lyon Shareholder 2012, LLC and The William Harwell Lyon Separate Property Trust established July 28, 2000.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC..

* * *

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. securities laws. These include statements using the words “believe,” “target,” “outlook,” “may,” “will,” “should,” “could,” “estimate,” “continue,” “expect,” “intend,” “plan,” “predict,” “potential,” “project,” “intend,” “estimate,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “seek,” “would,” “upside,” “increases,” “goal,” “guidance” and “anticipate,” and similar statements and the negative of such words and phrases, which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of the Company or Taylor Morrison, and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to the Company or Taylor Morrison or persons acting on their behalf, and are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks and uncertainties that could cause actual results to differ from forward-looking statements include, among other things: the inherent uncertainty associated with financial or other projections, including anticipated synergies; the integration of the Company and Taylor Morrison and the ability to recognize the anticipated benefits from the combination of the Company and Taylor Morrison, and the amount of time it may take to realize those benefits, if at all; the risks associated with the Company’s and Taylor Morrison’s ability to satisfy the conditions to closing the consummation of the merger, including obtaining the requisite stockholder approvals, and the timing of the closing of the merger; the failure of the merger to close for any other reason; the outcome of any legal proceedings that may be instituted against the parties and others related to the merger; any unanticipated difficulties or expenditures relating to the merger; the effect of the announcement and pendency of the merger on the respective business relationships or operating results of the Company, Taylor Morrison, or the combined company; risks relating to the value of the Taylor Morrison common stock to be issued in connection with the merger, and the value of the combined company’s common stock after the merger is consummated; the anticipated size of the markets and continued demand for the Company’s and Taylor Morrison’s homes and the impact of competitive responses to the announcement and pendency of the merger; the diversion of attention of management of the Company or Taylor Morrison from ongoing business concerns during the pendency of the merger; and the access to available financing on a timely basis, and the terms of any such financing. Additional risks and uncertainties are described in the Company’s and Taylor Morrison’s respective filings with the U.S. Securities and Exchange Commission (the “SEC”), including as described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 28, 2019, in Taylor Morrison’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 20, 2019, and in their respective subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. Except as required by law, neither the Company nor Taylor Morrison has any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Important Additional Information and Where to Find it

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed merger between the Company and Taylor Morrison, Taylor Morrison will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of the Company and Taylor Morrison that also constitutes a prospectus of Taylor Morrison (the “Joint Proxy Statement/Prospectus”). The Company and Taylor Morrison plan to mail to their respective shareholders the definitive Joint Proxy Statement/Prospectus in connection with the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND TAYLOR MORRISON ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TAYLOR MORRISON, THE MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by the Company and Taylor Morrison through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC by the Company in the Investor Relations section of the Company’s website at www.lyonhomes.com or by contacting the Company’s Investor Relations at WLH@finprofiles.com or by calling (310) 622-8223, and will be able to obtain free copies of the documents filed with the SEC by Taylor Morrison in the Investor Relations section of Taylor Morrison’s website at http://investors.taylormorrison.com or by contacting Taylor Morrison’s Investor Relations at investor@taylormorrison.com or by calling (480) 734-2060.

Participants in the Merger Solicitation

The Company, Taylor Morrison and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company and Taylor Morrison in connection with the merger, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Joint Proxy Statement/Prospectus described above when it is filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2019 Annual Meeting of Stockholders, which was filed with the SEC on March 29, 2019, and information regarding Taylor Morrison’s directors and executive officers is also included in Taylor Morrison’s proxy statement for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 16, 2019. These documents are available free of charge as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2019

WILLIAM LYON HOMES

By:	/s/ JASON R. LILJESTROM
Name:	Jason R. Liljestrom
Its:	Senior Vice President, General Counsel and Corporate Secretary